Document and Entity Information	3 Months Ended
Jun. 30, 2011
Document and Entity Information Abstract
Document Type	10-Q
Amendment Flag	false
Document Period End Date	Jun 30, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q2
Trading Symbol	hnh
Entity Registrant Name	HANDY & HARMAN Ltd.
Entity Central Index Key	0000106618
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	12,647,098

Condensed Consolidated Statement Of Income (USD $) In Thousands, except Share data	3 Months Ended		6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010
Statement of Income and Comprehensive Income Abstract
Sales Revenue Goods Net	$ 191,222	$ 160,904	$ 348,217	$ 289,750
Cost Of Goods And Services Sold	142,177	117,787	259,002	213,221
Gross Profit	49,045	43,117	89,215	76,529
Selling General And Administrative Expense	31,159	27,093	61,320	53,905
Pension Expense	1,125	1,062	2,250	2,175
Impairment Charge On Reclassified Assets	10	1,582	700	1,582
Restructuring Settlement And Impairment Provisions		0		0
Operating Income Loss	16,751	13,380	24,945	18,867
[Other]
Interest Expense Debt	3,301	6,849	7,633	13,480
Gain Loss On Derivative Instruments Net Pretax	5,019	(86)	855	(409)
Non operating Income Expense	(25)	(176)	5	(371)
Income Loss From Continuing Operations Before Income Taxes Extraordinary Items Non cont rolling Interest	18,444	6,269	18,172	4,607
Income Tax Expense Benefit	1,529	789	2,535	1,401
Income Loss From Continuing Operations Including Portion AttributableTo Non cont rolling Interest	16,915	5,480	15,637	3,206
Discontinued Operations And Disposal Groups Abstract
Income Loss from Discountinued Operations Net of Tax		798	(484)	330
Discontinued Operation Gain Loss On Disposal Of Discontinued Operation Net Of Tax	(154)	27	6,431	27
Net income (loss) of discontinued operations	(154)	825	5,947	357
Net Income Loss	$ 16,761	$ 6,305	$ 21,584	$ 3,563
Earnings Per Share Basic And Diluted Abstract
Income Loss From Continuing Operations Per Basic And Diluted Share	$ 1.34	$ 0.45	$ 1.25	$ 0.26
Income Loss From Discontinued Operations Net Of Tax	$ (0.02)	$ 0.07	$ 0.48	$ 0.03
Earnings per Share Basic and Diluted	$ 1.32	$ 0.52	$ 1.73	$ 0.29
Weighted average number of common shares outstanding	12,651	12,179	12,468	12,179

Balance Sheet (USD $) In Thousands, except Share data	Jun. 30, 2011	Dec. 31, 2010
Current Assets
Cash And Cash Equivalents At Carrying Value	$ 8,010	$ 8,762
Accounts And Other Receivables Net Current	114,960	70,345
Inventory Net	63,934	50,320
Deferred Tax Assets Net Current	1,373	1,238
Prepaid Expense And Other Assets Current	8,797	9,153
Assets Of Disposal Group Including Discontinued Operation Current		23,162
Assets Current	197,074	162,980
Property, plant and equipment, net	76,527	78,223
Goodwill	65,572	63,917
Intangible Assets Net Excluding Goodwill	36,232	31,538
Assets Non current	16,014	14,946
Assets Of Disposal Group Including Discontinued Operation Non current		1,944
Total Assets	391,419	353,548
Current Liabilities
Accounts Payable Trade Current	59,385	38,273
Accrued Liabilities Current	29,006	33,831
Accrued Environmental Loss Contingencies Current	5,603	6,113
Due To Related Parties Current		411
Short Term Bank Loans And Notes Payable	62,616	42,890
Long Term Debt Current	4,452	4,452
Deferred Tax Liabilities Current	665	355
Current portion of pension liability	16,800	14,900
Liabilities Of Disposal Group Including Discontinued Operation Current		6,435
Total Current Liabilities	178,527	147,660
Long Term Debt	80,825	91,417
Related Party Debt Non current	31,624	32,547
Accrued pension liability	94,011	98,425
Post employment Benefits Liability Non current	4,387	4,429
Deferred Tax Liabilities Non current	4,214	3,988
Other Non current Liabilities	4,369	4,941
Liabilities Of Disposal Group Including Discontinued Operation Non current		301
Total Liabilities	397,957	383,708
Preferred Stock Shares Authorized	5,000	5,000
Preferred Stock Shares Issued		0
Preferred Stock Shares Outstanding		0
Common Stock Shares Authorized	180,000	180,000
Common Stock Shares Issued	12,647	12,179
Common Stock Shares Outstanding	12,647	12,179
Common Stock Value	126	122
Accumulated other comprehensive loss	(135,265)	(135,865)
Additional paid-in capital	554,278	552,844
Accumulated deficit	(425,677)	(447,261)
Total Stockholder's Deficit	(6,538)	(30,160)
Liabilities and Stockholders Equity	$ 391,419	$ 353,548

Cash Flow (USD $) In Thousands	6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010
Cash flow from operating activities
Net Income Loss	$ 21,584	$ 3,563
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities, net of acquisitions:
Other Depreciation And Amortization	7,895	8,366
Restricted Stock Expense	1,729	47
Amortization Of Financing Costs And Discounts	1,145	743
Gains Losses On Extinguishment Of Debt	(603)
Paid In Kind Interest	136	5,901
Deferred Income Taxes And Tax Credits	349	(86)
Gain Loss On Sale Of Property Plant Equipment	(44)	(15)
Asset Impairment Charges	700	1,582
Increase DecreaseIn Fair Value Of Unhedged Derivative Instruments	(2,383)	(315)
Other Non cash Income Expense	1,603	725
Cash Provided By Used In Operating Activities Discontinued Operations	(11,063)	65
Increase Decrease In Other Operating Assets And Liabilities Net Abstract
Increase Decrease In Accounts Receivable And Other Operating Assets	(37,460)	(26,713)
Increase Decrease In Inventories And Other Operating Assets	(12,065)	(2,678)
Increase Decrease In Other Current Assets	(161)	800
Increase Decrease In Accrued Interest Receivable Net		768
Increase Decrease In Other Current Liabilities	4,038	17,771
Increase Decrease In Other Non current Assets And Liabilities Net	(1,040)	(575)
Net cash provided by (used in) operating activities	(25,640)	9,949
Cash flows from investing activities
Payments To Acquire Assets Investing Activities	5,723	5,176
Payments For Proceeds From Derivative Instrument Investing Activities	1,603	725
Payments To Acquire Businesses Gross	8,761
Proceeds From Sales Of Assets Investing Activities	74	398
Cash Provided By Used In Investing Activities Discontinued Operations	26,543	(214)
Net cash provided by (used in) investing activities	10,530	(5,717)
Cash flows from financing activities
Proceeds From Lines Of Credit	19,465	835
Accrued related party interest transferred to debt	1,297
Proceeds From Repayments Of Other Debt	746	(230)
Repayments of term loans	10,645	4,903
Payments Of Financing Costs	510	301
Increase Decrease In Book Overdrafts	3,832	1,600
Proceeds From Payments For Other Financing Activities	(55)	(98)
Net cash provided by (used in) financing activities	14,130	(3,097)
Cash And Cash Equivalents Period Increase Decrease	(980)	1,135
Effect Of Exchange Rate On Cash And Cash Equivalents	228	(289)
'Cash and cash equivalents at beginning of period	8,762	8,796
Cash and cash equivalents at end of period	8,010	9,642
Non-cash investing activities
Sale of property for mortgage note receivable		$ 630

Changes In Equity (USD $) In Thousands	Total USD ( $)	Common Stock Member	Common Stock At Par Value Member USD ( $)	Accumulated Other Comprehensive Income Member USD ( $)	Accumulated Deficit [Domain Member] USD ( $)	Capital In Excess of Par Value [Domain Member] USD ( $)	Stockholder's Total Deficit [Domain Member] USD ( $)
Balance Amount at beginning of period at Dec. 31, 2010			$ 122	$ (135,865)	$ (447,261)	$ 552,844	$ (30,160)
Share Balance at beginning of period at Dec. 31, 2010		12,179
Stockholders' Equity Line Items
Restricted Stock - Granted USD			4			5,113	5,117
Restricted Stock - Granted Shares		475
Restricted Stock - unvested						(3,679)	(3,679)
Temporary Equity Foreign Currency Translation Adjustments				600			600
Net Income Loss	21,584				21,584		21,584
Comprehensive Income NetOf Tax Including Portion Attributable To Non controlling Interest							22,184
Balance Amount at end of period at Jun. 30, 2011			$ 126	$ (135,265)	$ (425,677)	$ 554,278	$ (6,538)
Share balance at end of period at Jun. 30, 2011		12,654

Business Description and Basis of Presentation	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Nature Of Operations

Note 1 – The Company and Nature of Operations

Handy & Harman Ltd. (formerly named WHX Corporation prior to January 3, 2011) (“HNH”) is a diversified manufacturer of highly engineered niche industrial products with leading market positions in many of the markets it serves. Through its operating subsidiaries, HNH focuses on high margin products and innovative technology and serves over 13,000 active customers across a wide range of end markets. HNH’s diverse product offerings are marketed through 29 locations located in seven countries. HNH owns Handy & Harman Group Ltd. (“H&H Group”), which owns Handy & Harman (“H&H”) and Bairnco Corporation (“Bairnco”). HNH manages its group of businesses on a decentralized basis with operations principally in North America. HNH’s business units encompass the following segments: Precious Metal, Tubing, Engineered Materials, Arlon Electronic Materials (“Arlon”) and Kasco Blades and Route Repair Services (“Kasco”). All references herein to “we,” “our” or the “Company” refer to HNH together with all of its subsidiaries.

Management's Plans and Liquidity	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Liquidity Disclosure TextBlock

Note 2 – Management’s Plans and Liquidity

As of June 30, 2011, the Company’s current assets totaled  $197.1 million and its current liabilities totaled  $178.5 million. Therefore, its working capital was  $18.5 million, as compared to working capital of  $15.3 million as of December 31, 2010.

On August 5, 2011, H&H Group’s Amended and Restated Loan and Security Agreement (the “Wells Fargo Facility”) with Wells Fargo, National Association, as administrative agent thereunder, was further amended to, among other things, extend the maturity of the revolving credit facility (the “First Lien Revolver”) and the senior term loan facility (the “First Lien Term Loan”) to June 28, 2013. In addition, H&H Group’s Loan and Security Agreement with Ableco, L.L.C., as administrative agent for the lenders thereunder (the “Ableco Facility”) was also amended so that, among other things, the maturity of the subordinated term loan (the “Second Lien Term Loan”) was extended to June 28, 2013.

For HNH, the parent company, sources of cash flow consist of its cash on-hand, distributions from its principal subsidiary, H&H Group, and other discrete transactions.; H&H Group’s credit facilities effectively do not permit H&H Group to transfer any cash or other assets to HNH with the exception of (i) an unsecured loan for required payments to the WHX Corporation Pension Plan, a defined benefit pension plan sponsored by the Company (the “WHX Pension Plan”) and (ii) an unsecured loan for other uses in the aggregate principal amount not to exceed  $3.5 million in any fiscal year. H&H Group’s credit facilities are collateralized by priority liens on all of the assets of its subsidiaries.

HNH’s ongoing operating cash flow requirements consist of arranging for the funding of the minimum requirements of the WHX Pension Plan and paying HNH’s administrative costs. As of June 30, 2011, HNH’s unfunded pension liability totaled  $110.8 million. The return on plan assets and Company contributions to the plan have positively impacted the funded status of the plan in the past several years since the significant stock and other financial market declines beginning in 2008. However, during that time, a continued decline in discount rates, which reflect interest rates, have increased the plan obligations, negatively affecting the WHX Pension Plan’s funded status The Company expects to have required minimum contributions to the WHX Pension Plan totaling  $10.5 million during the third and fourth quarters of 2011 and  $17.5 million in 2012. Such required future contributions are determined based upon assumptions regarding such matters as discount rates on future obligations, assumed rates of return on plan assets and legislative changes. Actual future pension costs and required funding obligations will be affected by changes in the factors and assumptions described in the previous sentence, as well as other changes such as any plan termination.

As of June 30, 2011, HNH and its subsidiaries that are not restricted by loan agreements or otherwise from transferring funds to HNH had cash of approximately  $2.0 million and current liabilities of approximately  $18.1 million. Such current liabilities included  $16.8 million of estimated required contributions to the WHX Pension Plan, which HNH is permitted to borrow from H&H Group pursuant to its credit facilities.

Management expects that HNH will be able to fund its activities in the ordinary course of business over at least the next twelve months.

The ability of H&H Group to draw on its revolving line of credit is limited by its borrowing base of accounts receivable and inventory. As of June 30, 2011, the Company’s availability under its U.S. revolving credit facility was  $20.3 million. There can be no assurances that H&H Group will continue to have access to its lines of credit if financial performance of its subsidiaries do not satisfy the relevant borrowing base criteria and financial covenants set forth in the applicable financing agreements. If H&H Group does not meet certain of its financial covenants or satisfy the borrowing base criteria in its credit facilities, and if it is unable to secure necessary waivers or other amendments from the respective lenders on terms acceptable to management, its ability to access available lines of credit could be limited, its debt obligations could be accelerated by the respective lenders, and liquidity could be adversely affected.

Management is utilizing the following strategies to continue to enhance liquidity: (1) continuing to implement improvements, using the HNH Business System, throughout all of the Company’s operations to increase operating efficiencies, (2) supporting profitable sales growth both internally and potentially through acquisitions (see Note 6- “Acquisition”), (3) evaluating from time to time and as appropriate, strategic alternatives with respect to its businesses and/or assets (see Note 5 - “Discontinued Operations”) and (4) seeking financing alternatives that may lower its cost of capital and/or enhance current cash flow. The Company continues to examine all of its options and strategies, including acquisitions, divestitures, and other corporate transactions, to increase cash flow and stockholder value.

Management believes that the Company will be able to meet its cash requirements on a continuing basis for at least the next twelve months. However, that ability is dependent, in part, on the Company’s continuing ability to materially meet its business plans. There can be no assurance that the funds available from operations and under the Company’s credit facilities will be sufficient to fund its debt service costs, working capital demands, pension plan contributions, and environmental remediation costs. If the Company’s planned cash flow projections are not met, management could consider the additional reduction of certain discretionary expenses and the sale of certain assets and/or businesses.

Furthermore, if the Company’s cash needs are significantly greater than anticipated or the Company does not materially meet its business plans, the Company may be required to seek additional or alternative financing sources. There can be no assurance that such financing will be available or available on terms acceptable to the Company. The Company’s inability to generate sufficient cash flows from its operations or through financing could impair its liquidity, and would likely have a material adverse effect on its businesses, financial condition and results of operations.

Basis Of Presentation	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Basis Of Accounting

Note 3 - Basis of Presentation

The condensed consolidated balance sheet as of December 31, 2010, which has been derived from audited financial statements, and the unaudited condensed consolidated financial statements included herein have been prepared by the Company in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”). Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles (“GAAP”) have been condensed or omitted in accordance with those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading.  This quarterly report on Form 10-Q should be read in conjunction with the Company's audited consolidated financial statements contained in Form 10-K for the year ended December 31, 2010.  Certain amounts for the prior year have been reclassified to conform to the current year presentation.  In particular, the assets, liabilities and income of discontinued operations (see Note 5) have been reclassified into separate lines on the financial statements to segregate them from continuing operations.

In the opinion of management, the interim financial statements reflect all normal and recurring adjustments necessary to present fairly the consolidated financial position and the results of operations and changes in cash flows for the interim periods.  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  The results of operations for the six months ended June 30, 2011 are not necessarily indicative of the operating results for the full year.

Recently Issued Accounting Pronouncements	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Description Of New Accounting Pronouncements Not Yet Adopted

Note 4 – Recently Issued Accounting Pronouncements

During the first quarter of 2011, the Financial Accounting Standards Board (“FASB”)  issued an amendment to Accounting Standards Codification (“ASC”) 350 relating to Intangibles-Goodwill and Other which modifies goodwill impairment testing for reporting units with a zero or negative carrying amount.  Under the amended guidance, an entity must consider whether it is more likely than not that a goodwill impairment exists for reporting units with zero or negative carrying amount.  If it is more likely than not, the second step of the goodwill impairment test in ASC 350-20-35 must be performed to measure the amount of goodwill impairment loss, if any.  The amendment was effective for the Company as of January 1, 2011, and the Company adopted it in the first quarter of 2011.  The adoption did not have an effect on the Company’s consolidated financial position and results of operations.

During the second quarter of 2011, the FASB issued an amendment to ASC 820 relating to Fair Value Measurements which changes both the wording used to describe many of the requirements in U.S. GAAP for measuring and disclosing fair value measurements, as well as certain of the requirements for measuring fair value or for disclosing information about fair value measurements. The amendment is effective as of January 1, 2012, and the Company is currently evaluating the amendment to determine its effect, if any, on the Company’s consolidated financial position and results of operations.

The FASB also issued an amendment to ASC 220 relating to Comprehensive Income.  This amendment eliminated the option for the Company to present components of other comprehensive income in the statement of stockholders’ equity.  Instead, the amendment requires entities to present all nonowner changes in stockholders’ equity either as a single continuous statement of comprehensive income or as two separate but consecutive statements. In addition, entities will be required to present all reclassification adjustments from other comprehensive income to net income on the face of the statement of comprehensive income.  The amendment is effective as of January 1, 2012.  The adoption is not expected to have any effect on the Company’s consolidated financial position and results of operations.

Discontinued Operations	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Disposal Groups Including Discontinued Operations Disclosure Text Block

Note 5 – Discontinued Operations

Arlon CM

 In 2010, the Company decided to explore exiting the business of manufacturing adhesive films, specialty graphic films and engineered coated products, and during the first quarter of 2011, the Company completed two separate asset sale transactions.  These businesses comprised the Arlon Coated Materials (“Arlon CM”) reporting segment.

On February 4, 2011, Arlon LLC, an indirect wholly-owned subsidiary of HNH, sold substantially all of its assets and existing operations located primarily in the State of California related to its Adhesive Film Division for an aggregate sale price of  $27.0 million.  Net proceeds of approximately  $24.2 million from this sale were used to repay indebtedness under the Company’s revolving credit facility.  A gain on the sale of these assets of  $11.5 million was recorded.

On March 25, 2011, Arlon LLC and its subsidiaries sold substantially all of their assets and existing operations located primarily in the State of Texas related to Arlon LLC’s Engineered Coated Products Division and SignTech subsidiary for an aggregate sale price of  $2.5 million.  In addition, Arlon LLC sold a coater machine to the same purchaser for a price of  $0.5 million.  The Company recorded a loss of  $5.0 million on the sale of these assets.  The net proceeds from these asset sales were used to repay indebtedness under the Company’s revolving credit facility.

Amounts held in escrow in connection with the asset sales, totaling  $3.0 million, are recorded in “Trade and other receivables” on the consolidated balance sheet as of June 30, 2011, and are expected to be received by the Company in the second quarter of 2012.

The total gain as a result of these asset sales of  $6.4 million, net of tax, is reported in discontinued operations on the consolidated statement of operations for the six months ended June 30, 2011.

Indiana Tube Denmark

In 2009, the Company completed the closure of its Indiana Tube Denmark subsidiary (“ITD”) after deciding to exit the welded specialty tubing market in Europe. The decision to exit this market was made after evaluating economic conditions and ITD’s capabilities, served markets, and competitors.  ITD had been part of the Company’s Tubing segment.  ITD’s principal remaining asset is the ITD facility, which has been offered for sale.  The facility is included in “Other non-current assets” on the consolidated balance sheets as of June 30, 2011 and December 31, 2010.  ITD is included in the results of discontinued operations for the three and six months ended June 30, 2010.

Sumco, Inc.

Sumco was engaged in the business of providing electroplating services primarily to the automotive market, and relied on the automotive market for over 90% of its sales.  In light of its ongoing operating losses and future prospects, the Company evaluated Sumco and decided to exit this business, which had been part of the Precious Metal segment.  In October 2010, the Company completed the sale of the remaining assets of Sumco.  Sumco is included in the results of discontinued operations for the three and six months ended June 30, 2010.

The following assets and liabilities of discontinued operations have been segregated in the accompanying consolidated balance sheet as of December 31, 2010.  As of June 30, 2011, there were no assets or liabilities of discontinued operations due to the Arlon CM sale described above.

(in thousands)	December 31, 2010
Current Assets:
Trade and other accounts receivable	$ 10,203
Inventory	11,979
Other current assets	980
$ 23,162

Long-term Assets:
Property, plant & equipment, net	1,865
Intangibles, net	79
$ 1,944

Current Liabilities:	$ 6,435

Non-current Liabilities
Deferred income taxes	229
Other non-current liabilities	72
$ 301

The income (loss) from Discontinued Operations consists of the following:

	Three Months ended June 30,		Six Months ended June 30,
(in thousands)	2011	2010	2011	2010
Net sales	$ -	$ 20,024	$ 8,361	$ 36,350
Operating income (loss)	-	941	(454)	609
Income (loss) of discontinued operations, net	-	798	(484)	330
Gain on sale of assets, net of tax	(154)	27	6,431	27

Mergers, Acquisitions and Dispositions Disclosures. Text Block	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Mergers Acquisitions And Dispositions Disclosures Text Block

Note 6 – Acquisition

Pursuant to an Asset Purchase Agreement dated March 23, 2011 (the “Asset Purchase Agreement”), a subsidiary of H&H acquired certain assets and assumed certain liabilities of Tiger Claw, Inc., a company that among other businesses, developed and manufactured hidden fastening systems for deck construction.  The purchase price was approximately  $8.8 million, and was paid in cash.  The assets acquired included, among other things, machinery, equipment, inventories of raw materials, work-in-process and finished products, certain contracts, accounts receivable and intellectual property rights, all as related to the acquired business and as provided in the Asset Purchase Agreement.  The results of operations of the acquired business for the period from acquisition through June 30, 2011 are reported as a product line within the Company’s Engineered Materials segment.  HNH believes this acquisition enhances its product offerings of fastening systems for deck construction.

The Company has made a preliminary allocation of the purchase price to the assets acquired and liabilities assumed, at estimated fair market values as detailed below.  Such allocation is subject to change pending completion of the final valuation and analysis.

Amount
(in thousands)
Accounts receivable	$ 603
Inventories	1,125
Prepaid expenses	19
Equipment	181
Identifiable intangible assets	6,144
Goodwill	1,623
Total assets acquired	9,695
Accrued expenses	(934)
Net assets acquired	$ 8,761

The components of the  $6.1 million of acquired identifiable intangible assets listed in the above table are as follows:

		Amortization
	Amount	Period
	(in thousands)
Products and customer relationships	$ 3,810	10 years
Trademark/Brand name	713	16 years
Patents and patent applications	1,471	10-15 years
Non-compete agreement	150	5 years
Total identifiable intangible assets	$ 6,144

Amortization expense of  $0.1 million and  $0.3 million was recorded for the three and six month periods ended June 30, 2011. The estimated amortization of intangibles from the acquisition will be approximately  $0.3 million for the remaining six months of 2011, and  $0.6 million annually for each of the next five years thereafter.  The goodwill is expected to be amortizable for income tax purposes.

 The amount of sales and earnings of the acquired business included in the consolidated statement of operations for the period from acquisition through June 30, 2011 was approximately  $3.7 million and  $0.8 million, respectively.  If the acquisition had taken place as of January 1, 2010, the pro forma net sales and income from continuing operations would have been  $350.0 million and  $24.8 million for the six months ended June 30, 2011.  Pro forma net sales and income from continuing operations would have been  $166.5 million and  $14.5 million, respectively, for the three months ended June 30, 2010, and  $297.5 million and  $19.7 million, respectively, for the six months ended June 30, 2010.

There is additional contingent consideration that could be due from the Company under the Asset Purchase Agreement if the net sales of certain identified products exceed the parameters set forth in the Asset Purchase Agreement in 2011 and 2012.  The additional consideration would be equal to 10% of the sales in excess of the specified parameters.  No amount related to the contingent portion of the purchase price was recognized at the acquisition date, in accordance with ASC 805-Business Combinations.

Restructuring and Related Activities Disclosure [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Restructuring And Related Activities Disclosure Text Block	Note 7 – Restructuring Charges

The Company has engaged in various cost improvement initiatives in order to positively impact productivity and profitability, including certain activities that management believes will result in a more efficient infrastructure that can be leveraged in the future.

The restructuring costs and activity in the restructuring reserve for the six months ended June 30, 2011 consisted of:

	Reserve Balance			Reserve Balance
	December 31, 2010	Expense	Payments	June 30, 2011
(in thousands)
Termination benefits	$ 37	$ -	$ (37)	$ -
Rent expense	141	-	(15)	126
	$ 178	$ -	$ (52)	$ 126

Fair Value, Option [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Fair Value Disclosures Text Block

Note 8 – Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.  Fair value measurements are broken down into three levels based on the reliability of inputs as follows:

Level 1 inputs are quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.  An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  The valuation under this approach does not entail a significant degree of judgment.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include: quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability, (e.g., interest rates and yield curves observable at commonly quoted intervals or current market) and contractual prices for the underlying financial instrument, as well as other relevant economic measures.

Level 3 inputs are unobservable inputs for the asset or liability.  Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.

The fair value of the Company’s financial instruments, such as cash and cash equivalents, accounts receivable, and accounts payable approximate carrying value due to the short-term maturities of these assets and liabilities.  Carrying cost approximates fair value for the Company’s long term debt which has variable interest rates.

The derivative instruments that the Company purchases, specifically commodity futures and forwards contracts on precious metal, are valued at fair value.  The futures contracts are Level 1 measurements since they are traded on a commodity exchange.  The forward contracts are entered into with a counterparty, and are considered Level 2 measurements. The embedded derivative features of the Company’s Subordinated Notes and related warrants (See Note 14 - “Debt”) are valued at fair value on a recurring basis and are considered Level 3 measurements.

The following table summarizes the Company’s assets and liabilities that are measured at fair value on a recurring basis, the amounts on the consolidated balance sheet as of June 30, 2011, and the activity in those assets and liabilities that are valued using Level 3 measurements.

Asset (Liability) as of June 30, 2011
(Dollars in thousands)	Total	Level 1	Level 2	Level 3
Commodity contracts on precious metal	$ 145	-	$ 145	-
Derivative features of Subordinated Notes	$ (2,260)	-	-	$ (2,260)

Activity	Six Months Ended June 30, 2011
Dollars in thousands)
Balance at December 31, 2010	$ (5,096)
Total net gains (losses) included in:
Net income	2,273
Other comprehensive income	-
Purchases	-
Issuances	-
Sales	-
Settlements	563
Net transfers into/ (out of) Level 3	-
Balance at June 30, 2011	$ (2,260)

The income of  $2.3 million for the six months ended June 30, 2011 noted above is an unrealized gain that is attributable to the Company’s Subordinated Notes which are a liability on the balance sheets as of December  31, 2010 and June 30, 2011.

The valuation of the derivative features of the Subordinated Notes utilizes a customized binomial model which values the embedded derivatives in such notes and the warrants in a unified way, using a cash flow approach. Interest rates and the market price of HNH’s stock are significant inputs that influence the valuation of the derivative liability.

  The Company's non-financial assets measured at fair value on a non-recurring basis include goodwill and intangible assets, any assets and liabilities acquired in a business combination, or its long-lived assets written down to fair value. To measure fair value for such assets, the Company uses techniques including an income approach, a market approach, and/or appraisals (Level 3 inputs). The income approach is based on a discounted cash flow analysis (“DCF”) and calculates the fair value by estimating the after-tax cash flows attributable to a reporting unit and then discounting the after-tax cash flows to a present value using a risk-adjusted discount rate. Assumptions used in the DCF require the exercise of significant judgment, including judgment about appropriate discount rates and terminal values, growth rates, and the amount and timing of expected future cash flows. The discount rates, which are intended to reflect the risks inherent in future cash flow projections, used in the DCF are based on estimates of the weighted-average cost of capital (“WACC”) of a market participant.  Such estimates are derived from analysis of peer companies and consider the industry weighted average return on debt and equity from a market participant perspective.  A market approach values a business by considering the prices at which shares of capital stock of reasonably comparable companies are trading in the public market, or the transaction price at which similar companies have been acquired.  If comparable companies are not available, the market approach is not used.

Goodwill is reviewed annually for impairment in accordance with generally accepted accounting principles. The Company uses judgment in assessing whether assets may have become impaired between annual impairment tests.  Circumstances that could trigger an interim impairment test include but are not limited to: the occurrence of a significant change in circumstances, such as continuing adverse business conditions or legal factors; an adverse action or assessment by a regulator; unanticipated competition; loss of key personnel; the likelihood that a reporting unit or significant portion of a reporting unit will be sold or otherwise disposed; or results of testing for recoverability of a significant asset group within a reporting unit.  The testing of goodwill for impairment is performed at a level referred to as a reporting unit. Goodwill is allocated to each reporting unit based on actual goodwill valued in connection with each business combination consummated within each reporting unit.

The changes in the net carrying amount of goodwill by reportable segment for the six month periods ended June 30, 2011 and 2010 were as follows:

(in thousands)
Segment	Balance at January 1, 2011	Acquisitions/Other			Balance at June 30, 2011		Accumulated Impairment Losses

Precious Metal	$ 1,492	$ 32			$ 1,524		$ -
Tubing	1,895	-			1,895		-
Engineered Materials	51,232	1,623			52,855		-
Arlon	9,298	-			9,298		(1,140)
	$ 63,917	$ 1,655	$ -	$ -	$ 65,572	$ -	$ (1,140)

Segment	Balance at January 1, 2010	Acquisitions/Other			Balance at June 30, 2010		Accumulated Impairment Losses

Precious Metal	$ 1,521	$ (46)			$ 1,475		$ -
Tubing	1,895	-			1,895		-
Engineered Materials	51,232	-			51,232		-
Arlon	9,298	-			9,298		(1,140)
	$ 63,946	$ (46)	$ -	$ -	$ 63,900	$ -	$ (1,140)

Income per Share	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Earnings Per Share Text Block

Note 9 – Income Per Share

The computation of basic income (loss) per common share is calculated by dividing the net income or loss by the weighted average number of shares of the Company’s common stock outstanding, as follows:

	Three Months		Six Months Ended
	Ended June 30,		June 30,
	2011	2010	2011	2010
(in thousands, except per share)
Income from continuing operations, net of tax	$ 16,915	$ 5,480	$ 15,638	$ 3,206
Weighted average number of common
shares outstanding	12,651	12,179	12,468	12,179
Income from continuing operations, net of tax
per common share	$ 1.34	$ 0.45	$ 1.25	$ 0.26
Discontinued operations	$ (154)	$ 825	$ 5,946	$ 357
Weighted average number of common
shares outstanding	12,651	12,179	12,468	12,179
Discontinued operations per common share	$ (0.02)	$ 0.07	$ 0.48	$ 0.03
Net income	$ 16,761	$ 6,305	$ 21,584	$ 3,563
Weighted average number of common
shares outstanding	12,651	12,179	12,468	12,179
Net income per common share	$ 1.32	$ 0.52	$ 1.73	$ 0.29

Diluted earnings per share gives effect to dilutive potential common shares outstanding during the period.  The Company had potentially dilutive common share equivalents including stock options and other stock-based incentive compensation arrangements during the three and six month periods ended June 30, 2011 and 2010.  For the three and six month periods ended June 30, 2011, no outstanding common share equivalents were dilutive because the  $90.00 per share exercise price of such equivalents exceeded the fair market value of the Company’s common stock, which averaged  $12.32 and  $12.21 during those periods, respectively.  As of June 30, 2011, stock options for an aggregate of 52,300 shares are excluded from the calculation of net income per share.

Stockholders' Equity Note Disclosure [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Stockholders Equity Note Disclosure Text Block

Note 10 – Stockholders’ Deficit/Equity

Comprehensive Income

Comprehensive income (loss) for the three and six month periods ended June 30, 2011 and 2010 was:

(in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net income	$ 16,761	$ 6,305	$ 21,584	$ 3,563
Foreign currency translation adjustments	(157)	(1,098)	600	(1,567)
Comprehensive income	$ 16,604	$ 5,207	$ 22,184	$ 1,996

Accumulated Other Comprehensive Loss

Accumulated other comprehensive loss balances as of June 30, 2011 and December 31, 2010 were comprised of:

(in thousands)	June 30,	December 31,
	2011	2010
Net actuarial losses and prior service costs
and credits	$ (139,114)	$ (139,114)
Foreign currency translation adjustment	3,849	3,249
	$ (135,265)	$ (135,865)

Inventory Disclosure [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Inventory Disclosure Text Block

Note 11 – Inventories

Inventories at June 30, 2011 and December 31, 2010 were comprised of:

(in thousands)	June 30,	December 31,
	2011	2010
Finished products	$ 23,475	$ 20,363
In - process	9,748	8,110
Raw materials	20,370	16,389
Fine and fabricated precious metal in various stages of completion	18,602	12,151
	72,195	57,013
LIFO reserve	(8,261)	(6,693)
	$ 63,934	$ 50,320

In order to produce certain of its products, H&H purchases, maintains and utilizes precious metal inventory.  H&H records its precious metal inventory at last-in, first-out (“LIFO”) cost, subject to lower of cost or market with any adjustments recorded through cost of goods sold.  The market value of the precious metal inventory exceeded LIFO cost by  $8.3 million and  $6.7 million as of June 30, 2011 and December 31, 2010, respectively.

Certain customers and suppliers of H&H choose to do business on a “toll” basis, and furnish precious metal to H&H for return in fabricated form (“customer metal”) or for purchase from or return to the supplier. When the customer metal is returned in fabricated form, the customer is charged a fabrication charge. The value of this customer metal is not included in the Company’s balance sheet.  To the extent H&H is able to utilize customer precious metal in its production processes, such customer metal replaces the need for H&H to purchase its own inventory. As of June 30, 2011, H&H’s customer metal consisted of 151,093 ounces of silver, 280 ounces of gold, and 1,391 ounces of palladium.

Supplemental inventory information:	June 30,	December 31,
	2011	2010
(in thousands, except per ounce)
Precious metals stated at LIFO cost	$ 10,341	$ 5,458
Market value per ounce:
Silver	$ 33.69	$ 30.92
Gold	$ 1,482.33	$ 1,421.07
Palladium	$ 756.95	$ 797.00

Derivative Instruments and Hedging Activities Disclosure [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Derivative Instruments And Hedging Activities Disclosure Text Block

Note 12 – Derivative Instruments

H&H enters into commodity futures and forwards contracts on precious metal that are subject to market fluctuations in order to economically hedge its precious metal inventory against price fluctuations.  As of June 30, 2011, the Company had entered into forward and future contracts for gold with a total value of  $2.4 million and for silver with a total value of  $8.4 million.

The forward contracts, in the amount of  $9.8 million, were made with a counter party rated A by Standard & Poors, and the future contracts are exchange traded contracts through a third party broker.  Accordingly, the Company has determined that there is minimal credit risk of default.  The Company estimates the fair value of its derivative contracts through use of market quotes or broker valuations when market information is not available.

As these derivatives are not designated as accounting hedges under GAAP, they are accounted for as derivatives with no hedge designation.  The derivatives are marked to market and both realized and unrealized gains and losses are recorded in current period earnings in the Company's consolidated statement of operations.  The Company’s hedging strategy is designed to protect it against normal volatility; therefore, abnormal price increases in these commodities or markets could negatively impact H&H’s costs.  The three month period ended June 30, 2011 includes a gain of  $1.3 million and the three month period ended June 30, 2010 includes a loss of  $0.1 million on precious metal contracts. The six month period ended June 30, 2011 includes a loss of  $1.4 million and the six month period ended June 30, 2010 includes a loss of  $0.4 million on precious metal contracts.

As of June 30, 2011, the Company had the following outstanding forward and future contracts with settlement dates ranging from July 2011 to September 2011.

Commodity	Amount

Silver	245,000	ounces
Gold	1,600	ounces

In addition, the Company’s Subordinated Notes issued in October 2010 have embedded call premiums and warrants associated with them. The Company has treated the fair value of these features together as both a discount and a derivative liability at inception of the loan agreement, valued at  $4.7 million. The discount is being amortized over the life of the notes as an adjustment to interest expense, and the derivative liability is marked to market at each balance sheet date. For the three and six month periods ended June 30, 2011, mark to market gains of  $3.7 million and  $2.3 million, respectively, were charged to unrealized gains on derivatives, reducing the fair value of the derivative liability as of June 30, 2011. The embedded derivative features of the Subordinated Notes and related warrants are considered Level 3 measurements of fair value.

Effect of Derivative Instruments on the Condensed Consolidated Statements of Operations
(in thousands)		Three Months Ended June 30,		Six Months Ended June 30,
		2011	2010	2011	2010
Derivative	Statement of Operations Line	Gain (Loss)		Gain (Loss)
Commodity contracts	Realized and unrealized gain (loss) on derivatives	$ 1,315	$ (86)	$ (1,418)	$ (409)
Derivative features of subordinated notes	Realized and unrealized gain on derivatives	3,704	-	2,273	-
	Total derivatives not designated as hedging instruments	$ 5,019	$ (86)	$ 855	$ (409)
	Total derivatives	$ 5,019	$ (86)	$ 855	$ (409)

GAAP requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the balance sheet.

Fair Value of Derivative Instruments in the Condensed Consolidated Balance Sheets
(in thousands)
		June 30,	December 31,
Derivative	Balance Sheet Location	2011	2010

Commodity contracts	Other current assets (liabilities)	$ 145	$ (40)
Derivative features of subordinated notes	Long-term debt & long term debt-related party	(2,260)	(5,096)
	Total derivatives not designated as hedging instruments	$ (2,115)	$ (5,136)
	Total derivatives	$ (2,115)	$ (5,136)

Pension and Other Postretirement Benefits Disclosure [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Pension And Other Post retirement Benefits Disclosure Text Block

Note 13 – Pensions and Other Post-Retirement Benefits

The following table presents the components of net periodic pension cost for the Company’s pension plans for the three and six month periods ended June 30, 2011 and 2010.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2011	2010	2011	2010
Service cost	$ 55	$ 12	$ 111	$ 95
Interest cost	5,616	5,939	11,232	11,989
Expected return on plan assets	(6,924)	(7,186)	(13,849)	(14,371)
Amortization of prior service cost	16	17	31	32
Amortization of actuarial loss	2,362	2,280	4,725	4,430
	$ 1,125	$ 1,062	$ 2,250	$ 2,175

The actuarial loss occurred principally because the investment returns on the assets of the WHX Pension Plan have been lower than the actuarial assumptions.

In addition to its pension plans which are included in the table above, the Company also maintains several other post-retirement benefit plans covering certain of its employees and retirees.  The approximate aggregate expense for these plans was  $0.6 million and  $0.5 million for the three month periods ended June 30, 2011 and 2010, respectively, and  $1.1 million and  $1.0 million for the six month periods ended June 30, 2011 and 2010, respectively.

Debt Disclosure [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Debt Disclosure Tex tBlock

Note 14 – Debt

Debt at June 30, 2011 and December 31, 2010 was as follows:

(in thousands)	June 30,	December 31,
	2011	2010
Short term debt
First Lien Revolver	$ 62,099	$ 42,635
Foreign	517	255
Total short-term debt	62,616	42,890

Long-term debt - non related party:
First Lien Term Loan	17,850	20,300
Second Lien Term Loan	25,000	25,000
10% Subordinated Notes, net of unamortized discount	32,008	40,519
Other H&H debt-domestic	7,160	7,286
Foreign loan facilities	3,259	2,764
Total debt to non related party	85,277	95,869
Less portion due within one year	4,452	4,452
Long-term debt to non related party	80,825	91,417

Long-term debt - related party:
10% Subordinated Notes, net of unamortized discount	31,624	32,547
Long-term debt - related party	31,624	32,547

Total long-term debt	112,449	123,964

Total debt	$ 179,517	$ 171,306

On August 5, 2011, H&H Group’s Wells Fargo Facility and Ableco Facility were amended to, among other things, extend the maturity dates of the First Lien Revolver, the First Lien Term Loan and the Second Lien Term Loan to June 28, 2013.

Income Tax Disclosure [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Income Tax Disclosure Text Block

Note 15 - Income Taxes

For the three month period ended June 30, 2011, a tax provision from continuing operations of  $1.5 million was recorded, and for the three month period ended June 30, 2010, a tax provision of  $0.8 million was recorded. For the six month period ended June 30, 2011, a tax provision from continuing operations of  $2.5 million was recorded, and for the six month period ended June 30, 2010, a tax provision of  $1.4 million was recorded. The Company’s tax provisions are principally for state and foreign income taxes.  No federal income tax provisions or benefits have been recognized due to the effect of the Company’s deferred tax valuation allowance.  The Company has recorded a deferred tax valuation allowance to the extent that it believes that it is more likely than not that the benefits of its deferred tax assets, including those relating to its net operating loss carry forwards (“NOLs”), will not be realized in future periods.

Segment Reporting Disclosure [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Segment Reporting Disclosure Text Block

Note 16 – Reportable Segments

The Company principally operates in North America, and has five reportable segments:

Precious Metal. Precious Metal segment primarily fabricates precious metals and their alloys into brazing alloys. Brazing alloys are used to join similar and dissimilar metals as well as specialty metals and some ceramics with strong, hermetic joints. Precious Metal segment offers these metal joining products in a wide variety of alloys including gold, silver, palladium, copper, nickel, aluminum and tin. These brazing alloys are fabricated into a variety of engineered forms and are used in many industries including electrical, appliance, transportation, construction and general industrial, where dissimilar material and metal-joining applications are required. Operating income from precious metal products is principally derived from the ‘‘value added’’ of processing and fabricating and not from the purchase and resale of precious metal. Precious Metal segment has limited exposure to the prices of precious metals due to the Company’s hedging and pricing models.  Products are marketed and sold through the Lucas-Milhaupt business unit, which we believe is the North American market leader in the markets it serves.

Tubing. Tubing segment manufactures a wide variety of steel tubing products through Handy Tube and Indiana Tube. Handy Tube manufactures the world’s longest continuous seamless stainless steel tubing coils in excess of 5,000 feet serving the petrochemical infrastructure and shipbuilding markets. We believe Handy Tube is also the number one supplier of small diameter (<3mm) coil tubing to industry leading specifications serving the aerospace, defense and semiconductor fabrication markets.  Indiana Tube manufactures welded carbon steel tubing in coiled and straight lengths with a primary focus on products for the consumer and commercial refrigeration, automotive, heating, ventilation and cooling (HVAC) and oil and gas industries. In addition to producing bulk tubing, Indiana Tube produces value-added fabrications for several of these industries.

Engineered Materials. Engineered Materials segment manufactures and supplies products primarily to the commercial construction and building industries. It manufactures fasteners and fastening systems for the U.S. commercial low slope roofing industry which are sold to building and roofing material wholesalers, roofing contractors and private label roofing system manufacturers; a line of engineered specialty fasteners for the building products industry for fastening applications in the remodeling and construction of homes, decking and landscaping; plastic and steel fittings and connectors for natural gas, propane and water distribution service lines along with exothermic welding products for electrical grounding, cathodic protection and lightning protection; and electro-galvanized and painted cold rolled sheet steel products primarily for the construction, entry door, container and appliance industries. Products are primarily marketed and sold through the OMG business unit, the market leader in fasteners and accessories for commercial low-slope roofing applications. We believe the majority of the net sales for the segment are for the commercial construction repair and replacement market.

Arlon Electronic Materials. Arlon provides high performance materials for the printed circuit board (‘‘PCB’’) industry and silicone rubber-based insulation materials used in a broad range of industrial, military/aerospace, consumer and commercial markets. It also supplies high technology circuit substrate laminate materials to the PCB industry. Arlon products are marketed principally to Original Equipment Manufacturers (‘‘OEMs’’), distributors and PCB manufacturers globally. Arlon also manufactures a line of market leading silicone rubber materials used in a broad range of military, consumer, industrial and commercial products.

Kasco Blades and Route Repair Services. Kasco provides meat-room blade products, repair services and resale products for the meat and deli departments of supermarkets, restaurants, meat and fish processing plants and for distributors of electrical saws and cutting equipment principally in North America and Europe. Kasco also provides wood cutting blade products for the pallet manufacturing, pallet recycler and portable saw mill industries in North America.

The following table presents information about reportable segments for the three and six month periods ended June 30, 2011 and 2010.

Statement of operations data:	Three Months Ended		Six Months Ended
(in thousands)	June 30,		June 30,
	2011	2010	2011	2010

Net Sales:
Precious Metal	$ 54,051	$ 33,777	$ 98,697	$ 62,788
Tubing	24,474	26,306	48,873	48,660
Engineered Materials	74,168	67,651	123,562	111,253
Arlon	21,813	18,131	43,842	35,966
Kasco	16,716	15,039	33,243	31,083
Total net sales	$ 191,222	$ 160,904	$ 348,217	$ 289,750

Segment operating income:
Precious Metal	5,593	3,479	10,054	6,201
Tubing	3,293	3,888	7,496	6,233
Engineered Materials	10,050	8,940	12,037	10,295
Arlon (a)	2,513	2,172	4,583	4,236
Kasco (b)	844	(1,301)	1,814	(139)
Total segment operating income	22,293	17,178	35,984	26,826

Unallocated corporate expenses & non operating units	(4,461)	(2,724)	(8,833)	(5,771)
Unallocated pension expense	(1,125)	(1,062)	(2,250)	(2,175)
Income (loss) on disposal of assets	44	(12)	44	(13)
Income from continuing operations	16,751	13,380	24,945	18,867

Interest expense	(3,301)	(6,849)	(7,633)	(13,480)
Realized and unrealized gain (loss) on derivatives	5,019	(86)	855	(409)
Other (expenses) income	(25)	(176)	5	(371)
Income from continuing operations before income taxes	$ 18,444	$ 6,269	$ 18,172	$ 4,607

(a)     The segment operating income of the Arlon segment for the six months ended June 30, 2011 includes an asset impairment charge of  $0.7 million to write down certain unused land located in Rancho Cucamonga, California to fair value.

(b)     The operating loss of the Kasco segment for the three and six month periods ended June 30, 2010 includes asset impairment charges of  $1.6 million and restructuring charges of  $0.1 million.

Dsiclosure Of Compensation Related Costs Share Based Payments [TextBlock]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Disclosure Of Compensation Related Costs Share Based Payments Text Block

Note 17 - Stock-Based Compensation

In March 2011, the Compensation Committee of the Company’s Board of Directors approved the grant of 496,600 shares of restricted stock awards under the 2007 Incentive Stock Plan, as amended, to certain employees and members of the Board of Directors.

 The restricted stock grants made to the employees, totaling 291,600 shares, vested with respect to 25% of the award upon grant, and will vest in equal annual installments over a three year period from the grant date with respect to the remaining 75% of the award.  These grants were made in lieu of the Long Term Incentive Plan component of the Company’s 2011 Bonus Plan for those individuals who received shares of restricted stock.

Additionally, the Compensation Committee also approved the grant of (a) 1,000 shares of restricted stock under the 2007 Incentive Stock Plan to each director, other than the Chairman and Vice Chairman, and (b) 100,000 shares of restricted stock to each of the Chairman and Vice Chairman, or a total of 205,000 shares to all members of the Board of Directors.  During the second quarter, on June 17, 2011, the Company granted 1,000 shares in a restricted stock award to a newly-appointed member of the Board of Directors.  The restricted stock grants to the Company’s directors will vest on the earlier of one year from the date of grant or upon the recipient ending his service as a director of the Company, subject to the terms thereof.

Of the total granted shares, 473,784 were issued, which reflects a reduction for those shares foregone by certain employees, at their option, for state and federal income tax obligations attributable to the vesting of the first 25% of the shares.

Compensation expense is measured based on the fair value of the share-based awards on the grant date and recognized in the statement of operations on a straight-line basis over the requisite service period, which is the vesting period.

The fair value of the restricted shares was determined based upon the NASDAQ price per share on the dates of grant;  $10.77 on March 14, 2011 and  $13.33 on June 17, 2011.

The Company has recognized compensation expense related to the restricted shares of  $0.7 million and  $1.7 million for the three and six months ended June 30, 2011, respectively. Unearned compensation expense related to restricted shares at June 30, 2011 is  $3.6 million, which is net of an estimated 5% forfeiture rate.  This amount will be recognized over the remaining vesting period of the restricted shares.

Contingencies Disclosure [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Loss Contingency Disclosures

Note 18 - Contingencies

Legal Matters:

Paul E. Dixon & Dennis C. Kelly v. Handy & Harman

Paul Dixon and Dennis Kelly, two former officers of H&H (the “Claimants”) filed a Statement of Claim with the American Arbitration Association (the “Arbitration”) on or about January 3, 2006.  The Claimants were employees of H&H until September 2005 when their employment was terminated by H&H.  Their arbitration claims included seeking payments allegedly due under employment contracts and allegedly arising from their terminations, and seeking recovery of benefits under what they allege was the H&H Supplemental Executive Retirement Plan (“H&H SERP”).  In the Arbitration, Claimants sought an award in excess of  $4.0 million each, among other things.  On March 10, 2006, all of the parties filed a stipulation with the court, discontinuing the court proceeding and agreeing therein, among other things, that all claims asserted by the Claimants in the Arbitration (which was also discontinued at that time) would be asserted in Supreme Court, Westchester County.

In January 2008, Mr. Kelly filed a lawsuit against HNH, H&H and various benefit plans (the “Defendants”) in the United States District Court for the Southern District of New York.  Mr. Dixon did not join in this lawsuit, and his counsel has not indicated whether Mr. Dixon intends to file his own lawsuit.  Mr. Kelly’s claims in this lawsuit were essentially the same claims that he asserted in the above-described arbitration and request for benefits.  Mr. Kelly’s complaint sought approximately  $4.0 million in money damages plus unspecified punitive damages.   In April 2009, the Defendants filed a motion for summary judgment seeking dismissal of the case.  In an Opinion filed in February 2010, the district court granted Defendants’ motion for summary judgment, dismissed with prejudice Mr. Kelly’s claims under the H&H SERP and dismissed without prejudice Mr. Kelly’s state law breach of contract claim.  The district court also denied Mr. Kelly’s cross motion for summary judgment.  Mr. Kelly subsequently appealed to the United States Circuit Court of Appeals for the Second Circuit (the “Second Circuit”) the dismissal of his claims related to the H&H SERP.  By Summary Order & Judgment filed on January 19, 2011, the Second Circuit affirmed the decision dismissing Mr. Kelly’s claims related to the H&H SERP.  Mr. Kelly retains the right to file a claim in state court on his breach of contract claim.  There can be no assurance that the Defendants will not have any liability on account of Mr. Kelly’s breach of contract claim.  Such liability, if any, cannot be reasonably estimated at this time, and accordingly, there can be no assurance that the resolution of this matter will not be material to the financial position, results of operations and cash flow of the Company.

Arista Development LLC V. Handy & Harman Electronic Materials Corporation

In 2004, Handy & Harman Electronic Materials Corporation (“HHEM”), a subsidiary of H&H, entered into an agreement to sell a commercial/industrial property in Massachusetts (the “MA Property”).  Disputes between the parties resulted in the purchaser (plaintiff) initiating litigation in Bristol Superior Court in Massachusetts.  The plaintiff alleges that HHEM is liable for breach of contract relating to HHEM’s alleged breach of the agreement, unfair and deceptive acts and practices, and certain consequential and treble damages as a result of HHEM’s termination of the agreement in 2005, although HHEM subsequently revoked its notice of termination.  HHEM has denied liability and has been vigorously defending the case.  The court entered a preliminary injunction enjoining HHEM from conveying the property to anyone other than the plaintiff during the pendency of the case.  Discovery on liability and damages has been stayed while the parties are actively engaged in settlement discussions.  It is not possible at this time to reasonably estimate the probability or range of any potential liability of HHEM to the plaintiff.  Accordingly, there can be no assurance that the resolution of this matter will not be material to the financial position, results of operations and cash flow of HHEM or the Company.

Severstal Wheeling, Inc. Retirement Committee et. al. v. WPN Corporation et. al.

On November 15, 2010, the Severstal Wheeling, Inc. Retirement Committee (“Severstal”) filed a second amended complaint that added HNH as a defendant to litigation that Severstal had commenced in February 2010 in the United States District Court for the Southern District of New York.  Severstal’s second amended complaint alleges that HNH breached fiduciary duties under the Employee Retirement Income Security Act (“ERISA”) in connection with (i) the transfer in November 2008 of the pension plan assets  of Severstal Wheeling, Inc (“SWI”) from the WHX Pension Plan Trust to SWI’s pension trust and (ii) the subsequent management of SWI’s pension plan assets after their transfer.  In its second amended complaint, Severstal sought damages in an amount to be proved at trial as well as declaratory relief.  The Company believes that Severstal’s allegations are without merit and intends to defend itself vigorously.  The Company filed a Motion to Dismiss on January 14, 2011, which was fully submitted to the District Court on February 14, 2011.  The Company’s liability, if any, cannot be reasonably estimated at this time, and accordingly, there can be no assurance that the resolution of this matter will not be material to the financial position, results of operations and cash flow of the Company.

 Environmental Matters

H&H has been working with the Connecticut Department of Environmental Protection (“CTDEP”) with respect to its H&H’s obligations under a 1989 consent order that applies to a property in Connecticut that H&H sold in 2003 (“Sold Parcel”) and an adjacent parcel (“Adjacent Parcel”) that together with the Sold Parcel comprises the site of a former H&H manufacturing facility.  Remediation of all soil conditions on the Sold Parcel was completed on April 6, 2007. H&H performed limited additional work on that site, solely in furtherance of now concluded settlement discussions between H&H and the purchaser of the Sold Parcel.  Although no groundwater remediation is required, there will be monitoring of the Sold Parcel site for several years.  On September 11, 2008, the CTDEP advised H&H that it had approved H&H’s December 28, 2007 Soil Action Remediation Action Report, as amended, thereby concluding the active remediation of the Sold Parcel. Approximately  $29.0 million was expended through December 31, 2009, and the remaining remediation and monitoring costs for the Sold Parcel are expected to approximate  $0.3 million.  H&H previously received reimbursement of  $2.0 million from an insurance company under a cost-cap insurance policy and in January 2010, H&H received  $1.034 million, net of attorney’s fees, as the final settlement of H&H’s claim for additional insurance coverage relating to the Sold Parcel.  H&H also has been conducting an environmental investigation of the Adjacent Parcel, and is continuing the process of evaluating various options for its remediation of the Adjacent Parcel. Since the total remediation costs for the Adjacent Parcel cannot be reasonably estimated at this time, accordingly, there can be no assurance that the resolution of this matter will not be material to the financial position, results of operations and cash flow of H&H or the Company.

In 1986, HHEM entered into an administrative consent order (the “ACO”) with the New Jersey Department of Environmental Protection (“NJDEP”) with regard to certain property that it purchased in 1984 in New Jersey.  The ACO involves investigation and remediation activities to be performed with regard to soil and groundwater contamination.  Thereafter, in 1998, HHEM and H&H settled a case brought by the local municipality in regard to this site and also settled with certain of its insurance carriers.  HHEM is actively remediating the property and continuing to investigate effective methods for achieving compliance with the ACO.  A remedial investigation report was filed with the NJDEP in December 2007.  By letter dated December 12, 2008, NJDEP issued its approval with respect to additional investigation and remediation activities discussed in the December 2007 remedial investigation report.  HHEM anticipates entering into discussions with NJDEP to address that agency’s potential natural resource damage claims, the ultimate scope and cost of which cannot be estimated at this time.    Pursuant to a settlement agreement with the former owner/operator of the site, the responsibility for site investigation and remediation costs, as well as any other costs, as defined in the settlement agreement, related to or arising from environmental contamination on the property (collectively, “Costs”) are contractually allocated 75% to the former owner/operator (with separate guaranties by the two joint venture partners of the former owner/operator for 37.5% each) and 25% jointly to HHEM and H&H after the first  $1.0 million.  The  $1.0 million was paid solely by the former owner/operator.  As of June 30, 2011, over and above the  $1.0 million, total investigation and remediation costs of approximately  $1.8 million and  $0.6 million have been expended by the former owner/operator and HHEM, respectively, in accordance with the settlement agreement.   Additionally, HHEM is currently being reimbursed indirectly through insurance coverage for a portion of the Costs for which HHEM is responsible.  HHEM believes that there is additional excess insurance coverage, which it intends to pursue as necessary. HHEM anticipates that there will be additional remediation expenses to be incurred once a remediation plan is agreed upon with NJDEP, and there is no assurance that the former owner/operator or guarantors will continue to timely reimburse HHEM for expenditures and/or will be financially capable of fulfilling their obligations under the settlement agreement and the guaranties.  The additional Costs cannot be reasonably estimated at this time, and accordingly, there can be no assurance that the resolution of this matter will not be material to the financial position, results of operations and cash flow of HHEM or the Company.

Certain subsidiaries of H&H Group have been identified as potentially responsible parties (“PRPs”) under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) or similar state statutes at sites and are parties to administrative consent orders in connection with certain properties.  Those subsidiaries may be subject to joint and several liabilities imposed by CERCLA on PRPs.  Due to the technical and regulatory complexity of remedial activities and the difficulties attendant in identifying PRPs and allocating or determining liability among them, the subsidiaries are unable to reasonably estimate the ultimate cost of compliance with such laws.

In August 2006, H&H received a notice letter from the United States Environmental Protection Agency (“EPA”) formally naming H&H as a PRP at a superfund site in Massachusetts (the “Superfund site”).  H&H is part of a group of thirteen (13) other PRPs (the “PRP Group”) to work cooperatively regarding remediation of the Superfund site.  On June 13, 2008, H&H executed a participation agreement, consent decree and settlement trust that all of the other PRP’s have signed as well.  In December 2008, the EPA lodged the consent decree with the United States District Court for the District of Massachusetts and the consent decree was entered on January 27, 2009, after no comments were received during the thirty-day comment period.  With the entry and filing of the consent decree, H&H was required to make two payments in 2009: one payment of  $182,053 relating to the “true-up” of monies previously expended for remediation and a payment of  $308,380 for H&H’s share of the early action items for the remediation project. In addition, on March 11, 2009, HNH executed a financial guaranty of H&H’s obligations in connection with the Superfund site. The PRP Group has both chemical and radiological PRPs.  H&H is a chemical PRP; not a radiological PRP.  The remediation of radiological contamination at the site, under the direction of the Department of Energy (“DOE”), has begun but is not expected to be completed until Fall 2011 at the earliest, and it may be delayed even further due to inadequate funding in the federal program financing the DOE work.  Additional financial contributions will be required by the PRP Group when it starts its work upon completion of the DOE’s radiological remediation work.   H&H has recorded a significant liability in connection with this matter.  There can be no assurance that the resolution of this matter will not be material to the financial position, results of operations and cash flow of H&H or the Company.

HHEM is continuing to comply with a 1987 consent order from the Massachusetts Department of Environmental Protection (“MADEP”) to investigate and remediate the soil and groundwater conditions at the MA Property that is the subject of the Arista Development litigation discussed above.  On January 20, 2009, HHEM filed with MADEP a partial Class A-3 Response Action Outcome Statement (“RAO-P”) and an Activity & Use Limitation (“AUL”) for the MA Property.  By letter dated March 24, 2009, MADEP advised HHEM that the RAO-P did not require a comprehensive audit.  By letter dated April 16, 2009, the MADEP advised HHEM that a MADEP AUL Audit Inspection conducted on March 18, 2009 did not identify any violations of the requirements applicable to the AUL.  Together, the March 24 and April 16 MADEP letters, combined with HHEM’s Licensed Site Professional’s partial RAO opinion constitute confirmation of the adequacy of HHEM’s investigation of the MA Property as well as its remediation and post-closure monitoring plans.   On March 31, 2010, the Massachusetts Attorney General executed a covenant not to sue (“CNTS”) to cover the MA Property.  Following the execution of the CNTS, HHEM filed a Remedy Operation Status (“ROS”) on April 1, 2010.  On June 30, 2010, HHEM filed a Class A-3 RAO to close the site since HHEM’s Licensed Site Professional concluded that groundwater monitoring demonstrated that the remediation has stabilized the conditions at the site.  In addition, HHEM has concluded settlement discussions with abutters of the MA Property and entered into settlement agreements with each of them.  Therefore, HHEM does not expect that any claims from any additional abutters will be asserted, but there can be no such assurances.

As discussed above, certain subsidiaries of H&H Group have existing and contingent liabilities relating to environmental matters, including capital expenditures, costs of remediation and potential fines and penalties relating to possible violations of national and state environmental laws.  Those subsidiaries have substantial remediation expenses on an ongoing basis, although such costs are continually being readjusted based upon the emergence of new techniques and alternative methods.  The Company had approximately  $5.6 million accrued related to estimated environmental remediation costs as of June 30, 2011.  In addition, the Company has insurance coverage available for several of these matters and believes that excess insurance coverage may be available as well.

Based upon information currently available, the H&H Group subsidiaries do not expect their respective environmental costs, including the incurrence of additional fines and penalties, if any, to have a material adverse effect on them or that the resolution of these environmental matters will have a material adverse effect on the financial position, results of operations and cash flows of such subsidiaries or the Company, but there can be no such assurances.  The Company anticipates that the H&H Group subsidiaries will pay any such amounts out of their respective working capital, although there is no assurance that they will have sufficient funds to pay them.  In the event that the H&H Group subsidiaries are unable to fund their liabilities, claims could be made against their respective parent companies, including H&H Group and/or HNH, for payment of such liabilities.

Other Litigation

Certain of the Company’s subsidiaries are defendants (“Subsidiary Defendants”) in numerous cases pending in a variety of jurisdictions relating to welding emissions.  Generally, the factual underpinning of the plaintiffs’ claims is that the use of welding products for their ordinary and intended purposes in the welding process causes emissions of fumes that contain manganese, which is toxic to the human central nervous system.  The plaintiffs assert that they were over-exposed to welding fumes emitted by welding products manufactured and supplied by the Subsidiary Defendants and other co-defendants.  The Subsidiary Defendants deny any liability and are defending these actions.  It is not possible to reasonably estimate the Subsidiary Defendants’ exposure or share, if any, of the liability at this time.

In addition to the foregoing cases, there are a number of other product liability, exposure, accident, casualty and other claims against HNH or certain of its subsidiaries in connection with a variety of products sold by such subsidiaries over several years, as well as litigation related to employment matters, contract matters, sales and purchase transactions and general liability claims, many of which arise in the ordinary course of business.  It is not possible at this time to reasonably estimate the probability, range or share of any potential liability of the Company or its subsidiaries in any of these matters.

There is insurance coverage available for many of the foregoing actions, which are being litigated in a variety of jurisdictions.  To date, HNH and its subsidiaries have not incurred and do not believe they will incur any significant liability with respect to these claims, which they are contesting vigorously in most cases.  However, it is possible that the ultimate resolution of such litigation and claims could have a material adverse effect on the Company’s results of operations, financial position and cash flows when they are resolved in future periods.

Subsequent Events	3 Months Ended
Jun. 30, 2011
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Subsequent Events Policy Policy Text Block

Note 19 –Subsequent Event

On August 5, 2011, H&H Group’s First Lien Revolver, First Lien Term Loan and Second Lien Term Loan were amended to, among other things, extend the maturity dates to June 28, 2013.